UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ANSYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ANSYS, INC. 2021 Annual Meeting Annual Meeting Date: May 14, 2021 Time: 11:30 AM ET Location: www.virtualshareholdermeeting.com/anss2021 Vote by May 13, 2021 11:59 PM ET

ANSYS, INC. 2600 ANSYS DRIVE CANONSBURG, PA 15317

D45034-P54555

You invested in ANSYS, INC. and it’s time to vote!

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 14, 2021.

You have the right to vote on proposals being presented at the 2021 Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement, and 2020 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2021. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or email copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	Election of Three Class I Directors for Three-Year Terms Nominees:
	1a. Jim Frankola	For

	1b. Alec D. Gallimore	For

	1c. Ronald W. Hovsepian	For

2.	Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021.	For

3.	Approval of the ANSYS, Inc. 2021 Equity and Incentive Compensation Plan.	For

4.	Advisory Approval of the Compensation of Our Named Executive Officers.	For

5.	Stockholder Proposal Requesting the Adoption of a Simple Majority Voting Provision, if Properly Presented.	Against

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